

Corporate Presentation

April 2016

Forward-Looking Information

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 20-F, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 20-F for the fiscal year ended April 30, 2012, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Corporate Strategy

petroriver OIL

LOW-RISK STRATEGY WITH DIVERSE ASSETS FOR FLEXIBLE DEVELOPMENT PROFITABLE AT LOW OIL PRICES. OUR PROJECTS ARE TARGETING F&D COSTS BELOW $10 PER BBL.

Safe Jurisdictions · Historic Fields · Focused Exploration
Conventional Drilling · Low-Cost · Modern 3D Seismic

- Projects in Prolific U.S. Producing Basins
- Projects in Prolific Western European Basins
- Economic at low prices
- Self-Funded No debt

Unique Corporate Structure

Benefits to Petro River Shareholders

- Exposure to projects which typically would only be available to major and large independent energy companies
- Access to Horizon's technical and operational team that has managed large domestic and international E&P companies
- Low corporate G&A by leveraging Horizon's management talent without their corporate overhead
- Minimizing Capex by farming out selected projects on a promoted basis
- Future optionality to roll Horizon interests into Petro River or vice versa to maximize value for our shareholders

Strategic Partnership with Proven Operators



petroriver
Horizon Energy Partners, LLC
20% Ownership

Management

Petro River

Scot Cohen
Executive Chairman

- Co-Founder of Iroquois Capital, a hedge fund with peak AUM over $400M
- Founder of Iroquois Capital Opportunity Fund, a $150M oil and gas private equity fund, along with separately-managed accounts
- Led and participated in over 1000 transactions that invested over $1B
- Deep capital markets connections and energy transaction experience will ensure Petro River's access to capital

Stephen Brunner
President

- Former President & CEO of Constellation Energy Partners, now Sanchez Energy Partners
- Former Executive VP of Pogo Producing, sold in 2007 for $3.7B
- Development and management experience on large projects in diverse geographies will enable Petro to explore successfully

Dr. James W. Rector
Chief Technology & Geophysical Advisor

- Professor of Geophysics, UC Berkeley
- Senior Consultant to Chevron, BP, and Baker Hughes
- World leader in 3D Seismic imaging will enable Petro River to optimize value creation from 3D Seismic data

Horizon Energy

Jonathan Rudney
Senior Advisor to Petro, CEO of Horizon Energy

- Co-Founder of the predecessor of RAAM Global Energy
- Currently overseeing exploration, production of onshore/offshore domestic and global assets
- Industry connections and experience enabling Petro River to participate in meaningful projects

Horizon Board

- Former senior executives at Royal Dutch Shell, Texaco, Burlington Resources
- Advisors to KKR, Riverstone Holdings, Silver Point, and Carlyle Group

Management has all the components to build a successful energy company

Petro River Portfolio

petroriver OIL

Development & Appraisal

Project	Location	Acreage (Gross)	Horizon Working Interest	Petro River Direct Working Interest	Un-Risked Potential Recoverable Resources (on 100% WI)	Un-Risked Potential Recoverable Resource (on Petro Direct\Indirect WI)
Pearsonia West	Osage County, OK	106,500 acres	0%	94%	6 MM bbls	6 MM bbls
Grapevine	Kern County, CA	9,000 acres	50%	NA	50 MM bbls	5 MM bbls
Kern County	Kern County, CA	7,000 acres	27.5%	13.75%	50 MM boe	10 MM boe
Dorset Offshore	Southern England	26,000 acres	10%	NA	35 MM bbls	1MM bbls
Total	–	**148,500 acres**	–	–	**125MM bbls**	**22MM bbls**

Exploration

Project	Location	Acreage (Gross)	Horizon Working Interest	Petro River Direct Working Interest	Un-Risked Potential Recoverable Resources (on 100% WI)	Un-Risked Potential Recoverable Resource (on Petro Direct/Indirect WI)
Larne Basin	Northern Ireland	130,000 acres	16%	9.00%	1 B bbls	122 MM bbls
Dorset Onshore	Southern England	2,000 acres	50%	NA	NA	NA
Denmark Offshore	Denmark	457,000 acres	40%	NA	900 MM bbls	72 MM bbls
Total	–	**589,000 acres**	–	–	**1,900MM bbls**	**194MM bbls**

Note: This chart is based upon management assumptions and reflect the most current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur. We are happy to discuss any of the above figures in greater detail.

Petro River Portfolio


Development Risk
Highest Risk
Lowest Risk
Denmark
Dorset Onshore
Pearsonia West
Kern County
Dorset Offshore
Larne
Grapevine Project
Lowest Risk
Highest Risk
Geological / Asset Risk


Larne, Northern Ireland
Dorset, England
Offshore Denmark
Kern County, CA
Grapevine, CA
Osage, OK

Plans in 2016

Project	Funded Work Program	Possible Additional Capex (Petro Share)	Total Capex from Horizon & Industry Participants	2016 Wells (Fully Funded)	2016 Wells (To Be Funded by Industry Partners)
Pearsonia West	3D Seismic Interpretation	$0.0M	$1.5M	0	5
Larne Basin	Drill 1 well	$0.1M	$5.5M	1	0
Kern County	Acquiring new 3D seismic; Drill 1 well	$0.7M	$5.3M	1	0
Grapevine	Acquiring new 3D seismic; Drill 1 well	$0.0M	$9.0M	1	0
Dorset Offshore	Drill 1 Well	$0.0M	$0.0M	0	1
Dorset Onshore	No Activity	$0.0M	$0.0M	0	0
Denmark Offshore	Geological & Geopysical Studies	$0.0M	$0.0M	0	0
Total	–	**$0.8M**	**$21.6M**	**3**	**6**

Pearsonia West – Osage County, OK



PTRC's Pearsonia West Acreage
Oklahoma
KAY
NOBLE
PAWNEE
OSAGE COUNTY
a
b
c
d
e
f

- a *Foraker - 2,080,000+ BOE*
- b *Greater Dog Creek - 6,300,000+ BOE*
- c *Blackbird Field - 3,800,000+ BOE*
- d *Pearsonia Field - 7,700,000+ BOE*
- e *Enfisco - 1,200,000+ BOE*
- f ***Burbank Field – 500,000,000+BO***

Pearsonia West Facts	
Location	Osage County, Oklahoma
Size	106,500 gross contiguous acres
Working Interest	94% Controlled by Petro River
Mineral Rights	Single mineral rights owner; 78% NRI
Geophysics	36 sq. miles of existing 3D Seismic data
Historical Activity	Over 10 Horizontal wells
2016 Drilling Plan	Drill 5 vertical wells at $300k per well

Pearsonia West – Osage County, OK

petroriver OIL

Low-risk opportunity in a prolific oil-producing basin.

Known Production	Excellent Data	Conventional Play	Profitable, Low-Cost Wells
Oil discovered in the 1890s	Abundant Historical Geological & Drilling Data	Shallow, Straight-Forward Drilling	$200-300k per Well
• Abuts Burbank field, first drilled in 1920 – has produced more than 400 million barrels of oil • Company maker for Phillips and Conoco	• PTRC has shot 36 sq. miles of 3D seismic • Identified 12 potential structures with stacked pay opportunities in the Pennsylvania and Mississippian sections	• Vertical drilling – no horizontals • Well depths less than 4,000 feet • Joint Venture with experienced driller/operator in Osage County • PTRC and JV teams have drilled over 1000 wells in area	• EURs range from 30-100,000+ barrels • Highest average EUR rates for shallow drilling objectives in NE Oklahoma – historically 40% higher than the next producing county • Focused on oil, not gas • Inexpensive infrastructure

Kern County, CA

Kern County Facts	
Location	Kern County, California
Size	7,000 acres
Working Interest	Horizon – 27.5% Petro River - 13.75%
Work Completed	Assembled leases covering core of Kern County Field
Geophysics	Acquiring new 30 sq. miles of 3D Seismic survey
Historical Activity	Produced over 100 MM boe from numerous wells
2016 Work Plan	Processing and interpretation 3D seismic survey; possible initial well

Edison Field – 150.0 MMBOE

Kern River – 2,189 MMBOE

Fruitvale – 127.3 MMBOE

Paloma – 81.6 MMBOE

North Tejon – 24.2 MMBOE

Kern County Field – +100.0 MMBO


KERN COUNTY
Area of Interest (Stevens Production)
Monterey FM Active Source
California

Kern County, CA

Situated in one of California's oldest and most productive oil-bearing regions, PTRC's technical team believes Mountain View contains significant undiscovered oil.

Ideal Location

50+ MM boe Possibly Recoverable

- Adjacent to world-class Monterey source kitchen Within a 20 mile radius, over 10 billion bbls produced
- Area is home to 4 of 10 largest onshore oil fields in the U.S.

Discovered in Early 1900s

Abundant Historical Geological & Drilling Data

- Mostly developed by independent operators
- Multiple small mineral owners
- Most wells drilled prior to 1975
- Produced in excess 100MM boe from numerous wells

Locate Oil Left in Place

3D Seismic Will Yield Undrilled Opportunities

- Remapping and engineering the field
- Acquisition of 30 sq. miles of new modern 3D Seismic data will define new opportunities

Low Development Costs

Finding & Development Costs under $10

- Vertical drilling
- Well depths between 4,500-9000 feet

Grapevine – Kern County, CA

Grapevine at a Glance	
Location	Kern County, California
Size	9,000 acres
Working Interest	50% - Horizon
Geophysics	Acquiring 27 sq. miles of 3D Seismic data
Work Completed	$25 million by prior operator on land, seismic, geophysical, and drilling
Historical Work	Geological studies; 3D Seismic Repocessing/Inversion;
2016 Activity	Acquisition of 3D Seismic; Planned drilling

Grapevine Location Map



EXECUTIVE REFERENCE MAP
SAN JOAQUIN BASIN
Grapevine Project

Grapevine – Kern County, CA

A significant discovery acquired under "distressed sale" terms.

Re-Drill of a Discovery

Discovery Well Lost Due to Mechanical Failure

- Initial well drilled by previous operator made a significant oil discovery
- Prior operator lacked funds to develop the discovery
- Horizon was able to acquire the land comprising of the discovery through long-standing industry contacts

De-Risked by Former Operator

Opportunistic Play

- $25M prior expenditure on land, seismic, and drilling

Significant Oil Potential

Untested Areas Could Yield an Additional 40mm bbl of Oil

- Discovery could contain up to 10mm bbls
- Several attractive exploratory opportunities within lease position

Drilling Program in Place

Horizon & Industry Players

- Horizon has a significant working interest in the project
- Industry partners will participate in joint venture drilling and development of the project
- Redrill of the discovery well in late 2016

Larne Basin, Northern Ireland

Grapevine at a Glance	
Location	Larne Basin, Northern Ireland
Size	130,000 acres
Working Interest	9% - Petro RIver 16% - Horizon
Geophysics	Acquisition of 400 sq. km of 2D Seismic
Work Completed	2D Seismic acquisition and interpretation
Historical Work	None
2016 Activity	Initial 6,000 ft onshore well being drilled in May

Larne Basin Acreage



Ballinlea-1, oil recovered from Carboniferous sandstone in 2008
Islandmagee-1, gas shows below Permian salt in 2015
Woodburn Forest-1
Newmill-1, only petroleum exploration well drilled within licence area in 1971
Legend
Oil Terminal
Petroleum exploration wells
Oil
Gas Pipelines
Exploration Licences
Permo-Triassic Basins
Basalt Extent
0 10 20 30 Km

Larne Basin, Northern Ireland

Europe's carboniferous basins have long been prolific sources of hydrocarbons and characterize many of the fields in and around the North Sea. The Larne Basin is prospective but virtually unexplored.

Limited Historical Exploration

Why Underexplored?

- Historical political turmoil in the area
- Near surface volcanic basalts preventing clean seismic imaging
- Only 1 hydrocarbon exploration well drilled ever in the basin

Reservoir

Onshore, Shallow Depth

- Shell drilled an exploration well in 1971 that identified two excellent quality reservoirs in the Triassic and Permian
- Did not drill deep enough to penetrate the Carboniferous source rock

Trap

Modern Seismic to Identify Targets

- Modern seismic data techniques have enabled imaging under basalts
- 2D Seismic acquired in 2011 and 2012 identified numerous potential onshore and offshore hydrocarbon traps
- Targets have all the elements for hydrocarbons including four way closures

Source



Legend
Source
Seal
Reservoir

Recently drilled salt storage confirmation well encountered material gas shows, which only could have originated from a Carboniferous source

Carboniferous

Larne Basin, Northern Ireland

Stable Jurisdiction	Easily-Accessible Infrastructure	Oil and Gas Demand	Initial Well To Be Commenced
Favorable Fiscal Regime	Favorable Location	High Price Paid for Domestic Hydrocarbons	To Confirm an Active, Mature Petroleum System
• No royalty, low taxation • Low political risk compared to exploration projects in most frontier jurisdictions • Government support for exploration and production	• Shallow wells • Easily accessible infrastructure including roads and electricity	• Electricity and heating in Northern Ireland is gas-fired • Currently importing natural gas from Russia and Norway via pipeline • No oil production in Northern Ireland • Government interested in developing domestic energy	• Woodburn Forest #1 Well to commence drilling in May 2016 • 6,000 foot vertical well • No hydraulic fracturing required • Expected results in July 2015

Corporate Summary

As one of the only junior energy companies with a healthy cash balance and no debt, Petro River is in a unique position to create shareholder value in a down energy market

Key Statistics	
Ticker	OTCBB: PTRC
Price (4/1/2016)	$2.85
Shares Outstanding	4.3M
Market Capitalization	$12.3M
Cash	$5.1M
Working Capital	$23.4M
Debt	$0.0M

Ownership



Scot Cohen 11%
Petrol Lake Holdings 10%
Fortis Oil & Gas America 7%
Iroquois Capital Opportunity FUnd 7%
South Ferry Building 6%
Iroquois Master Fund Ltd. 5%
Norman Stark 4%
RSL Capital 3%
Public Float 47%

Share Price Graph post Reverse Split



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Dec-15
Dec-15
Jan-16
Feb-16
Feb-16
Mar-16

Corporate Timeline

petroriver OIL

January 2014
Petro River raises $6.5M from Petrol Lake Holdings, an investment group based in China with strategic ties to the country's oil and gas industry.

June 2014
Acquired Pearsonia West Concession; 106,500 contiguous acres

May 2015
Converted drilling obligations on Pearsonia West from horizontal to vertical

October 2015
Entered into JV with Fortis Energy for $28.3M to develop of Pearsonia West

November 2015
Stephen Brunner joins Petro River as President; extensive public and private oil and gas experience and drilling wells in Osage County, OK

December 2015
Petro River acquires Horizon I Investments with $5.1M in cash and 20% interest in Horizon Energy Partners; Completes Reverse Split

February 2016
Conditional approval to uplist to the NYSE Market (AMEX) Exchange

May 2016
Spudding an exploration well in Northern Ireland.; opportunity to make a major discovery

Q3/Q4 2016
Phase I Drilling at Grapeview and Kern County projects in California

Q3/Q4 2016
Development of vertical drilling program at Pearsonia West based on seismically defined areas

2014

2015

2016

Corporate
Financing
Management
Catalysts

Key Takeaways

petroriver OIL

LOW-RISK STRATEGY WITH DIVERSE ASSETS FOR FLEXIBLE DEVELOPMENT
OPTIMIZED FOR <\$20-\$30 OIL TO CREATE SHAREHOLDER VALUE

Safe Jurisdictions · Historic Fields · Focused Exploration
Conventional Drilling · Low-Cost · Modern 3D Seismic

- Interests in 2 of the largest U.S. fields
- Interests in prolific European Basins
- Economic at low prices
- Self-Funded No debt

petroriver OIL

Petro River Oil Corp

55 Fifth Avenue, Suite 1702
New York, NY 10003

4582 Kingwood Drive, Suite E, Box 521
Kingwood, TX 77345

Phone: 469-828-3900
Email: ir@petroriveroil.com
www. petroriveroil.com

Dorset - Onshore/Offshore, England

- The Dorset project is south of and adjacent to the giant Wytch Farm oil field, the largest onshore oil field in Western Europe, which has produced approximately 500 MM bbls of oil and 175 bcf of natural gas since first production in 1979
- 7 wells previously drilled within the license area, including the first UK offshore well in 1963 on Lulworth Banks; 6 of these wells encountered oil or gas shows and 3 flowed oil or gas on test
- Recently awarded 2 onshore blocks; new 3D Seismic survey planned in 2016 over new blocks to more clearly image prospects/leads identified on older 2D data
- Well planned offshore in 2016

Denmark - Offshore, Denmark

- In total, the license award areas comprise approximately 1,900 square kilometers
- Offshore Denmark is a prospective, underexplored oil basin on trend with major oil and gas fields offshore in Norway and the United Kingdom.
- The identified leads on the awarded licenses contain un-risked potential of over 900 million barrels of oil and 3.5 trillion cubic feet of natural gas
- The work program on each license is modest, the fiscal terms are excellent
- The Denmark political and regulatory regime is stable and the Danish government participates for a 20% paying interest in each license
- Horizon has a contractual 50% interest with Ardent